                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 5, 2003


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Utah                             1-6075                  13-2626465
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  (STATE OR OTHER                   (COMMISSION              (I.R.S. EMPLOYER
  JURISDICTION OF                   FILE NUMBER)            IDENTIFICATION NO.)
  INCORPORATION)

         1416 Dodge Street, Omaha, Nebraska               68179
         --------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5777


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events.

         On June 2, 2003, Union Pacific Corporation (the "Company") agreed to make a public offering of $300,000,000 aggregate principal amount of its 3.625% Notes due 2010 (the "Notes") and $200,000,000 aggregate principal amount of its 5.375% Debentures due 2033 (the "Debentures"), pursuant to an Underwriting Agreement with Citigroup Global Markets Inc., Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriting Agreement"), as representatives of BNP Paribas Securities Corp., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Barclays Capital Inc., the additional underwriters of the offering. The sale of the Notes and the Debentures has been registered under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration No. 333-88666) filed with the Securities and Exchange Commission (the "SEC") by the Company, which was declared effective by the SEC on July 19, 2002 (the "Registration Statement"). The form of the Underwriting Agreement was filed as an exhibit to the Registration Statement, and the Prospectus regarding the offering was filed with the SEC under Rule 424(b)(5) of the Act. A Prospectus Supplement pertaining to the offering was filed with the SEC on June 4, 2003.

         Attached to this report as Exhibit 5 is an opinion regarding the issuance of the Notes and the Debentures on June 5, 2003, which is being delivered in connection with the offering. The opinion is delivered by James J. Theisen, Jr., Senior Corporate Counsel of the Company, and supplements the opinion delivered in connection with the filing of, and included as an exhibit to, the Registration Statement.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  5 Opinion and consent of James J. Theisen, Jr., Esquire, counsel to the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2003


                                          UNION PACIFIC CORPORATION


                                          By: /s/ Carl W. von Bernuth
                                             -----------------------------------
                                                   Carl W. von Bernuth
                                                   Senior Vice President,
                                                   General Counsel and Secretary


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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER       DESCRIPTION
         -------      -----------
         5            Opinion and consent of James J. Theisen, Jr., Esquire, counsel to the Company.